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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 24, 2003

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                 DELAWARE                              1-09335                          36-2545354
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                      identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                                              60018
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

         The information contained in this Item 9 of this Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216. The information in this Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On July 24, 2003, Schawk, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SCHAWK, INC.


Date:  July 24, 2003                By:  /s/ A. Alex Sarkisian
                                       -----------------------
                                         A. Alex Sarkisian
                                         Executive Vice President and Corporate
                                         Secretary


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                                INDEX TO EXHIBITS

   Exhibit

     99.1       Press Release dated July 24, 2003